                                                                    EXHIBIT 32.2


                    CERTIFICATION OF CHIEF FINANCIAL OFFICER
                                   PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


I, Chris E. Perkins, the Executive Vice President and Chief Financial Officer of Per-Se Technologies, Inc. (the "Company"), in compliance with 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, hereby certify that Amendment No. 1 to the Company's Quarterly Report on Form 10-Q/A for the period ended June 30, 2004, filed with the Securities and Exchange Commission: (i) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and (ii) the information contained in such Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                    By: /s/ CHRIS E. PERKINS
                                        ----------------------------------------
                                        Chris E. Perkins
                                        Executive Vice President and
                                        Chief Financial Officer

Date: March 4, 2005


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